Exhibit 10.7

Execution Version

FIRST AMENDMENT

FIRST AMENDMENT, dated as of June 24, 2015 (this “First Amendment”), among MAUSER HOLDING S.À.R.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000,000 (together with its successors and assigns, the “Parent Borrower” or the “Borrower Representative”), MAUSER US CORPORATE, LLC, a Delaware limited liability company (f/k/a CD&R Millennium US Acquico LLC), the several banks and financial institutions parties hereto as Lenders and the Administrative Agent (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrowers have entered into that certain Second Lien Credit Agreement, dated as of July 31, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Parent Borrower, the other Subsidiary Borrowers (as defined therein) party thereto from time to time, the several Lenders (as defined therein) party thereto from time to time and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”); and

WHEREAS, pursuant to and in accordance with Subsection 11.1 of the Credit Agreement, the Borrower Representative has requested that the Lenders agree to amend the Credit Agreement in order to permit the Special Distribution (as defined in Subsection 2(a)(i) hereof) and to make certain other changes as provided herein, and the Lenders party hereto and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, to such amendments to the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment of the Credit Agreement.

(a) Subsection 1.1 of the Credit Agreement is hereby amended as follows:

(i)	by adding the following new definitions, to appear in proper alphabetical order:

“First Amendment”: the First Amendment, dated as of June 24, 2015, by and among the Borrowers, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date”: as defined in Section 3 of the First Amendment.

“IPO”: a public offering (other than a public offering pursuant to a registration statement on Form S-8 or any equivalent appropriate form for a foreign issuer) of Capital Stock of the IPO Entity.

“IPO Entity”: at any time at and after an IPO, Holdings or any Parent Entity, as the case may be, the Capital Stock of which were issued or otherwise sold pursuant to the IPO.

“Pre-IPO Prepayment Premium”: as defined in Subsection 4.5(b).

“Special Distribution”: (v) any declaration and/or payment of a dividend, making of any distribution, redemption of share capital, share premium reserve or special reserve (including, without limitation, the account 115 of the Luxembourg standard chart of accounts (plan comptable)) and/or other payment in respect of any Capital Stock in the Parent Borrower, (w) any purchase, redemption, retirement or other acquisition for value of any Capital Stock of the Parent Borrower, (x) any payment of principal, interest or other amount on or in respect of the Shareholder Loans or Subordinated Shareholder Funding and/or purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment in respect of the Shareholder Loans or Subordinated Shareholder Funding, (y) any Special Investment and/or (z) any payment, adjustment or other modification made in connection with the foregoing with respect to any options or restricted units (in each case, whether vested or otherwise) relating to Management Stock; provided that the aggregate amount of such Restricted Payments outstanding at any time pursuant to clauses (v) through (z) hereof shall not exceed €185 million.

“Special Investment”: any Investment by the Parent Borrower or any Restricted Subsidiary in Holdings or any Parent Entity and any cancellation, forgiveness, assignment, transfer, dividend, distribution, or other retirement of such Investment.

(ii)	by amending and restating the definition of “Applicable Margin” as follows:

““Applicable Margin”: (x) with respect to all periods to but not including the First Amendment Effective Date, the rate(s) per annum as in effect from time to time under the Agreement prior to the First Amendment Effective Date, (y) with respect to all periods commencing on and after the First Amendment Effective Date, in respect of Initial Term Loans (i) with respect to ABR Loans, 6.75% per annum, and (ii) with respect to Eurodollar Loans, 7.75% per annum.”

(iii)	by amending and restating the definition of “IFRS” as follows:

““IFRS”: international accounting standards within the meaning of IAS Regulation 1606/2002 (as amended from time to time, and including any successor regulation) to the extent applicable to the relevant financial statements and as applied in the relevant jurisdiction; provided that the Borrower Representative may elect by written notice to the Administrative Agent to use IASB IFRS (in lieu of international accounting standards within the meaning of IAS Regulation 1606/2002) and, upon any such notice, references herein to IFRS shall thereafter be construed to mean (a) for periods beginning on and after the date specified in such notice, IASB IFRS as in effect on the date specified in such notice (for purposes of the Fixed GAAP Terms) and as in effect from time to time (for all other purposes of this Agreement) and (b) for prior periods, international accounting standards within the meaning of IAS Regulation 1606/2002 as specified above. For purposes hereof, “IASB IFRS” shall mean international accounting standards consistent with those set forth in the opinions, statements and pronouncements of the International Accounting Standards Board (as amended from time to time, and including any successor regulation) or in the opinions, statements and pronouncements of such other entity as approved by a significant segment of the accounting profession.”

(b) Subsection 4.5 of the Credit Agreement is hereby amended by:

(i)	inserting the words “(such prepayment premium, the “Pre-IPO Prepayment Premium”)” before the words “equal to” in subclause (b) thereof; and

(ii)	inserting the following as new clause (c) herein:

“Notwithstanding the foregoing provisions of Subsection 4.5(b), except as provided in the penultimate sentence of this subclause (c), if on or prior to the second anniversary of the First Amendment Effective Date, any Borrower makes an optional prepayment or a mandatory prepayment pursuant to Subsection 4.4(e)(ii)(A) in part or in full of the Initial Term Loans, the Borrowers shall pay to the Administrative Agent, for the ratable account of each Lender, a prepayment premium equal to (in lieu of the Pre-IPO Prepayment Premium specified in Subsection 4.5(b)) (i) if such prepayment or payment is made on or prior to the first anniversary of the First Amendment Effective Date, 2.00% of the principal amount of the Initial Term Loans so prepaid and (ii) if such prepayment or payment is made after the first anniversary of the First Amendment Effective Date but on or prior to the second anniversary of the First Amendment Effective Date, 1.00% of the principal amount of the Initial Term Loans so prepaid. Notwithstanding clause (i) of the foregoing sentence, if any such prepayment or payment is made after the first anniversary of the Closing Date and on or prior to the first anniversary of the First Amendment Effective Date in an amount not exceeding an amount equal to the Net Cash Proceeds, or the Fair Market Value of property or assets, received by the Parent Borrower as a result of or in connection with an IPO as capital contributions to the Parent Borrower after the Closing Date or from the issuance or sale of Capital Stock (other than Disqualified Stock) of the Parent Borrower or from Subordinated Shareholder Funding, the Parent Borrower shall pay a prepayment premium equal to 1.00% of the principal amount of the Initial Term Loans so prepaid. No prepayment premium will be applicable if any such prepayment or payment is made after the second anniversary of the First Amendment Effective Date.”

(c) Subsection 7.01 of the Credit Agreement is hereby amended:

(i)	by inserting the words “or any appropriate form for a foreign issuer (including without limitation Form 20-F)” after the words “Form 10-K” in clause (a) thereof; and

(ii)	by inserting the words “or any appropriate form for a foreign issuer (including without limitation Form 6-K)” after the words “Form 10-Q” in clause (b) thereof.

(d) Subsection 8.1 of the Credit Agreement is hereby amended by deleting the words “as in effect on the date hereof” in subclause (iii)(A) of clause (b) thereof and replacing it with the words “as in effect on the First Amendment Effective Date.”

(e) Subsection 8.2 of the Credit Agreement is hereby amended:

(i)	by deleting the words “Subordinated Debt Funding” and replacing it with the words “Subordinated Shareholder Funding” in clause (a) thereof;

(ii)	by the deleting the word “and” at the end of subclause (xv) of clause (b) thereof;

(iii)	by inserting the word “and” after the words “5.00:1.00;” at the end of subclause (xvi) of clause (b) thereof; and

(iv)	by inserting the following as new subclause (xvii) of clause (b) thereof:

“(xvii) the Special Distribution, the Special Investment and dividends or other distributions of, or Investments paid for or made with, the Special Investment; provided that with respect to the making of any Special Distribution or Special Investment made more than five (5) Business Days after the First Amendment Effective Date, subject to the Administrative Agent executing a lender access agreement in the form substantially similar to the form provided to the Administrative Agent on or prior to the First Amendment Effective Date or in such other form acceptable to Duff & Phelps, LLC, the Parent Borrower shall have delivered to the Administrative Agent a “bringdown” third-party solvency opinion of Duff & Phelps, LLC, dated on or about the date of such Special Distribution or Special Investment. For the avoidance of doubt, no third-party solvency opinion or “bringdown” will be required in connection with any cancellation, forgiveness, assignment, transfer, dividend, distribution or other retirement of any Special Investment or the making of any dividend or distribution of, or Investment paid for or made with, any Special Investment.”

(f) Lender Consent. The Lenders acknowledge and agree on and after the First Amendment Effective Date that each of the Special Distribution, the Special Investment, dividends or other distributions of, or Investments paid for or made with, the Special Investment and any other payments intended for the purpose of effecting the foregoing shall not be restricted under the Subordination Agreement or the Intercompany Subordination Agreement.

SECTION 3. Conditions to Effectiveness of Amendment. The effectiveness of this First Amendment is subject to the satisfaction or waiver of the following conditions (the date of such satisfaction or waiver of such conditions being referred to herein as the “First Amendment Effective Date”):

(a) Amendment. The Administrative Agent shall have received the following, each of which shall be originals or facsimiles or “.pdf” or “tiff” files unless otherwise specified, each dated as of the First Amendment Effective Date:

(i)	this First Amendment executed and delivered by a duly authorized officer of each of the Borrowers and the Required Lenders; and

(ii)	an amendment to the First Lien Credit Agreement (the “First Lien First Amendment”), in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered by each of the parties thereto.

(b) Fees. The Borrower shall have paid to the Administrative Agent, in immediately available funds, for the account of each Lender that has executed and delivered on or prior to 12:00 p.m., New York City time, June 12, 2015 a written consent to this First Amendment, an amendment fee equal to 0.75% of the outstanding Initial Term Loans of such Lender with respect to which such Lender has delivered a written consent.

(c) Solvency Certificate; Solvency Opinion. The Administrative Agent shall have received (x) a certificate of the chief financial officer (or other comparable officer) of the Parent Borrower certifying the solvency, after giving effect to the Recapitalization Transactions (as defined in the First Lien First Amendment), of the Parent

Borrower in substantially the form of Exhibit H to the Credit Amendment and (y) subject to the Administrative Agent executing a lender access agreement in a form substantially similar to the form provided to the Administrative Agent on or prior to the date hereof, a third-party solvency opinion of Duff & Phelps, LLC, each dated on or about the First Amendment Effective Date.

The Administrative Agent shall give prompt notice in writing to the Parent Borrower of the occurrence of the First Amendment Effective Date.

SECTION 4. Representations and Warranties. In order to induce the Lenders to consent to this First Amendment, the Parent Borrower, with respect to itself and its Restricted Subsidiaries, represents and warrants to each of the Lenders and the Agents that on and as of the First Amendment Effective Date:

(a) Each of the Loan Parties (i) is duly organized, validly existing and (to the extent applicable in the relevant jurisdiction) in good standing under the laws of the jurisdiction of its incorporation or formation, except (other than with respect to the Borrowers), to the extent that the failure to be (to the extent applicable) in good standing would not reasonably be expected to have a Material Adverse Effect, (ii) has the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (iii) is duly qualified as a foreign corporation or limited liability company and (to the extent applicable) in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and (to the extent applicable) in good standing would not be reasonably expected to have a Material Adverse Effect and (iv) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

(b) Each Loan Party has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform this First Amendment, the Acknowledgement and Consent delivered by each Guarantor concurrently herewith and any other Loan Documents entered into in connection therewith (the “First Amendment Documents”) to which it is a party, and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the First Amendment Documents to which it is a party. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of the First Amendment Documents to which it is a party, except for consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This First Amendment has been duly executed and delivered by each Borrower, and each other First Amendment Document to which any Loan Party is a party will be duly executed and delivered on behalf of such Loan Party. This First Amendment constitutes a legal, valid and binding obligation of each Borrower, and each other First Amendment Documents to which any Loan Party is a party when executed and delivered will constitute a legal, valid and binding obligation of such Loan Party, in each case, enforceable against such Loan Party in accordance with its terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c) The execution, delivery and performance of the First Amendment Documents by any of the Loan Parties will not violate any provision of the Organizational Documents of such Loan Party or any of the Restricted Subsidiaries, except (other than with respect to the Borrowers) as would not reasonably be expected to have a Material Adverse Effect.

(d) Each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement (as amended by this First Amendment) or any other Loan Document (or in any amendment, modification or supplement hereto or thereto) to which it is a party, are, except to the extent that they relate to a particular date, true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date.

(e) No Default or Event of Default exists as of the First Amendment Effective Date.

(f) As of the First Amendment Effective Date, after giving effect to the consummation of the Recapitalization Transactions (as defined in the First Lien First Amendment) that are consummated on the First Amendment Effective Date, the Parent Borrower has not (i) suspended its payments (cessation de paiements) or (ii) lost its financial creditworthiness (ébranlement du crédit) within the meaning of Article 437 of the Luxembourg Commercial Code.

SECTION 5. Effects on Loan Documents; Acknowledgement.

(a) Except as expressly set forth herein, (i) this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents. This First Amendment shall constitute a Loan Document for purposes of the Credit Agreement (as amended by this First Amendment) and from and after the First Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this First Amendment. Each of the Loan Parties hereby consents to this First Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement (as amended by this First Amendment).

(b) Without limiting the foregoing, each of the Loan Parties to the Guarantee and Collateral Agreement and the other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis and (iii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement.

SECTION 6. [Reserved].

SECTION 7. Expenses. The Borrowers agree to pay or reimburse the Administrative Agent for (1) all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, (2) the reasonable and documented fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, as counsel to the Administrative Agent and (3) the reasonable and documented fees, charges and disbursements of Loyens & Loeff, as special Dutch and Luxembourg counsel to the Administrative Agent.

SECTION 8. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9. Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 10. Headings. The headings of this First Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

MAUSER HOLDING S.À R.L.

By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Manager

By:	/s/ Xavier Poncelet
	Name:	Xavier Poncelet
	Title:	Manager

MAUSER US CORPORATE, LLC

By: Mauser Primary Holding, LLC

By: Mauser US Intermediate Holding, B.V.

By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Director

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

[Signature Page to First Amendment to Mauser Second Lien Credit Agreement]

MAUSER US CORPORATE, LLC

By: Mauser Primary Holding, LLC

By: Mauser US Intermediate Holding, B.V.

By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Director

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

[First Amendment to Second Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Authorized Signatory

By:	/s/ Lingzi Huang
	Name:	Lingzi Huang
	Title:	Authorized Signatory

[Signature Page to First Amendment to Mauser Second Lien Credit Agreement]

Acknowledgement and Consent

Each of the undersigned Guarantors acknowledges and consents to each of the foregoing provisions of this First Amendment. Each Guarantor further acknowledges and agrees that all Obligations with respect to the First Amendment shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement, the Guarantee Agreement and the other Security Documents, as applicable, to which it is a party in accordance with the terms and provisions thereof.

GUARANTORS:

MAUSER PRIMARY HOLDING, LLC

By: Mauser US Intermediate Holding, B.V.

By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Director

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

MAUSER US INTERMEDIATE HOLDING, B.V.

By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Director

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

[Second Lien Acknowledgement and Consent]

AMERICAN CONTAINER NET, LLC

By:	/s/ Michael Chorpash
	Name:	Michael Chorpash
	Title:	Director

MAUSER USA, LLC

By:	/s/ Glenn Frommer
	Name:	Glenn Frommer
	Title:	Director

NATIONAL CONTAINER GROUP, LLC

By:	/s/ Michael Chorpash
	Name:	Michael Chorpash
	Title:	Director

[Second Lien Acknowledgment and Consent]

AMERICAN CONTAINER NET, LLC

By:	/s/ Michael Chorpash
	Name:	Michael Chorpash
	Title:	Director

MAUSER USA, LLC

By:	/s/ Glenn Frommer
	Name:	Glenn Frommer
	Title:	Director

NATIONAL CONTAINER GROUP, LLC

By:	/s/ Michael Chorpash
	Name:	Michael Chorpash
	Title:	Director

[Second Lien Acknowledgment and Consent]

MAUSER INTERMEDIATE HOLDING GmbH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

MAUSER INDUSTRIEBETEILIGUNGEN GmbH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

MAUSER INDUSTRIEVERPACKUNGEN GmbH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

[Second Lien Acknowledgment and Consent]

MAUSER INTERNATIONAL PACKAGING INSTITUTE GmbH

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

By:	/s/ Kay Swanda
	Name:	Kay Swanda
	Title:	Proxy Holder (Prokurist)

DRUMNET GmbH

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

By:	/s/ Kay Swanda
	Name:	Kay Swanda
	Title:	Proxy Holder (Prokurist)

[Signature Page to Second Lien Acknowledgment and Consent]

MAUSER BETEILIGUNGS-GmbH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

MAUSER-WERKE GmbH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

MAUSER HOLDING INTERNATIONAL GmbH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

[Second Lien Acknowledgment and Consent]

MAUSER MASCHINENTECHNIK GmbH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

MAUSER INTERNATIONAL PACKAGING INSTITUTE GmbH

By:	/s/ Dr. Jürgen Scherer
	Name:	Dr. Jürgen Scherer
	Title:	Director (Geschäftsführer)

NCG EUROPE GmbH

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

[Second Lien Acknowledgment and Consent]

NCG BUCHTENKIRCHEN GmbH

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

DRUMNET GmbH

By:	/s/ Dr. Jürgen Scherer
	Name:	Dr. Jürgen Scherer
	Title:	Director (Geschäftsführer)

MILWAUKEE FINANCE GmbH

By:	/s/ Björn Kreiter
	Name:	Björn Kreiter
	Title:	Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
	Name:	Dr. Martin Seiling
	Title:	Proxy Holder (Prokurist)

MAUSER HOLDING PARTICIPATION B.V.

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

[Second Lien Acknowledgment and Consent]

MAUSER BENELUX B.V.

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

MAUSER HOLDING SOUTH AMERICA B.V.

By:	/s/ Hans-Peter Schaefer
	Name:	Hans-Peter Schaefer
	Title:	Director

[Second Lien Acknowledgment and Consent]

MAUSER BENELUX B.V.

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

MAUSER HOLDING SOUTH AMERICA B.V.

By:	/s/ Hans-Peter Schaefer
	Name:	Hans-Peter Schaefer
	Title:	Director

[Second Lien Acknowledgment and Consent]

CD&R MILLENNIUM HOLDCO 5 S.A.R.L.

By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Manager

By:	/s/ Xavier Poncelet
	Name:	Xavier Poncelet
	Title:	Manager

[Second Lien Acknowledgment and Consent]

MAUSER CORPORATE GMBH

By:	/s/ Hans-Peter Schaefer
	Name:	Hans-Peter Schaefer
	Title:	Director

MAUSER HOLDING NETHERLANDS B.V.

By:	/s/ Hans-Peter Schaefer
	Name:	Hans-Peter Schaefer
	Title:	Director

[Signature Page to Second Lien Acknowledgment and Consent]